UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                                   ----------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 17, 2003

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      0-22228                 11-3170868
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:               (516) 327-3000
                                                                  --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following Exhibits are furnished as part of this report:

      99.1 Press release dated July 17, 2003 which, among other things, highlights the Company's financial results for the quarter ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (INCLUDING ITEM 12 DISCLOSURES)

      This information, furnished under Item 9, "Regulation FD Disclosure", is also intended to be furnished under Item 12, "Results of Operations and Financial Condition", in accordance with SEC Release No. 33-8216.

      On July 17, 2003, Astoria Financial Corporation issued a press release reporting financial results for the second quarter ended June 30, 2003. The full text of the earnings release is included herein as Exhibit 99.1. The press release provides certain information which may be considered non-GAAP financial information. These items may include tangible stockholders' equity, book value and tangible book value and related calculations.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASTORIA FINANCIAL CORPORATION


                                    /s/ Peter J. Cunningham
                                    --------------------------------------------
                                    Peter J. Cunningham
                                    First Vice President and
                                    Director of Investor Relations

Dated: July 17, 2003

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
99.1                    Press  release dated July 17, 2003,  which,  among other
                        things, highlights the Company's financial results for the quarter ended June 30, 2003.


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